Exhibit 99

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 Pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, I, D. Ronald Allen, the Chief Executive Officer and Chief Financial Officer of Integrated Performance Systems, Inc., (the "Company"), hereby certify as follows:

 (1) The Company's Quarterly Report on S.E.C. Form 10-QSB for the quarter ended February 28, 2003, as filed with the Securities and Exchange Commission on April 23, 2003, (the "Periodic Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

 (2)   The  information contained in the Periodic Report fairly presents,  in
       all   material  respects,  the  financial  condition  and  result   of
       operations of the Company.


                               /s/ D. Ronald Allen
                               ----------------------------------------
                               D. Ronald Allen, Chief Executive Officer
                               and Chief Financial Officer